Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

SMBC Nikko Securities America, Inc.

(collectively, the “Specified Parties”)

Re: Honda Auto Receivables 2015-4 Owner Trust, Asset Backed Notes

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to a pool of motor vehicle retail installment sale contracts (the “Receivables”) which we were informed are intended to be included as collateral in the offering of the Honda Auto Receivables 2015-4 Owner Trust, Asset Backed Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term “Receivables” means retail installment sales contracts executed by obligors in respect of a financed new or used Honda or Acura automobile or light-duty truck.

KPMG LLP is a Delaware limited liability partnership, the
U.S. member firm of KPMG International Cooperative
(“KPMG International”), a Swiss entity.

Honda Auto Receivables 2015-4 Owner Trust, Asset Backed Notes

October 2, 2015

I.	The Receivables

On September 9, 2015, the Company provided us with an electronic data file containing certain information related to 94,407 Receivables as of August 31, 2015 (the “Data File”). The Company is responsible for the information set forth in the Data File. We were instructed by the Specified Parties to select a random sample of Receivables utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

For each of the Selected Receivables, we compared the attributes listed below to the corresponding information appearing on or derived from a copy of the applicable Receivable file document(s) provided to us by the Company (the “Receivables File Documents”).

The Specified Parties indicated that the absence of any of the Receivable File Documents noted below or the inability to agree the indicated information from the Data File to the Receivable File Documents or other information for each of the attributes identified constituted an exception.

Attributes	Receivable File Document(s)
First Payment Date	Installment Sale Contract or Extension Agreement
Receivable Number	Installment Sale Contract
Original Amount Financed	Installment Sale Contract
Original Term	Installment Sale Contract
Scheduled Monthly Payment	Installment Sale Contract or “Contract Information” Screenshot from the Company’s Customer Account Servicing System (“CASS")
Annual Percentage Rate (“APR”)	Installment Sale Contract or “Contract Information” Screenshot from CASS
New vs. Used	Installment Sale Contract
Collateral Type (Honda vs. Acura)	Installment Sale Contract
Loan Type (Simple Interest)	Installment Sale Contract
Origination Date	Installment Sale Contract or “Contract Information” Screenshot from CASS
Origination Dealer State	Installment Sale Contract
Original Maturity Date	Installment Sale Contract or “Contract Information” Screenshot from CASS

Honda Auto Receivables 2015-4 Owner Trust, Asset Backed Notes

October 2, 2015

Attributes	Receivable File Document(s)
Model	Installment Sale Contract
Current Maturity Date, if applicable	Installment Sale Contract or Extension Agreement
Legal Owner or Lien Holder Name	Certificate of Title or Title Application
Presence of Credit Application	Credit Application
Presence of Certificate of Title	Certificate of Title or Title Application
Presence of Agreement to Provide Insurance	Agreement to Provide Insurance
Presence of Truth-in-Lending Disclosure Statement	Installment Sale Contract
Presence of Installment Sale Contract	Installment Sale Contract

The Company instructed us to consider the First Payment Date, Original Maturity Date and Current Maturity Date to be in agreement if the difference between the dates on the Data File and the dates on the respective Installment Sale Contract were not greater than 25 days. We were informed that the Company will permit the First Payment Date to be extended for 25 days or less at the obligor’s request. We were also informed that when such an extension was granted, an Extension Agreement was not generated.

The Company instructed us to consider Selected Receivables with First Payment Dates, Original Maturity Dates and Current Maturity Dates on the 28th, 29th, 30th and 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information on the Data File stated the First Payment Date, Original Maturity Date and Current Maturity Date were the first day of the following month. We were informed that CASS does not permit payment dates at the end of the month. CASS will adjust those dates to the first day of the following month and the Company will notify the obligor, via written notice, of the change in dates.

In the event the Origination Date or the Current Maturity Date did not agree to the date stated on the Installment Sale Contract, we were instructed by the Company to compare to the date stated on the “Contract Information” section extracted from CASS.

In the event Annual Percentage Rate and Scheduled Monthly Payment did not agree to the amount stated on the Installment Sale Contract, we were instructed by the Company to compare to the amount stated on the “Contract Information” section extracted from CASS.

In the event the Original Term on the Data File did not agree to the number of payments stated on the Installment Sale Contract, we were instructed by the Company to recompute the Original Term based on the number of months between the Origination Date and the Original Maturity Date stated on the Installment Sale Contract.

Honda Auto Receivables 2015-4 Owner Trust, Asset Backed Notes

October 2, 2015

The Company instructed us to consider the APR to be in agreement if the difference between the APR on the Data File and the APR stated on the respective Installment Sale Contract was not greater than 0.01%.

The Company instructed us to consider a vehicle to be “New” if the Installment Sale Contract stated “Demo” and the odometer reading per the Installment Sale Contract was less than 6,000 miles. If the “New” vs. “Used” designation did not agree, the Company instructed us to view the “Used Vehicle History Disclosure Form” provided by the Company to identify if the vehicle related to an unwind transaction. The Company informed us that an unwind transaction occurs when a previously sold or leased vehicle is returned by a customer and is subsequently sold to another customer. We were informed by the Company that this was not considered an exception.

In the event the Original Maturity Date was not stated on the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated on the Installment Sale Contract. In addition, in the event an Extension Agreement was present in the Receivable File Documents, we were instructed by the Company to compare the Current Maturity Date indicated on the Data File to the information contained on the Extension Agreement.

We were instructed by the Company that the names “American Honda Finance,” “AHFC,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,” “Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” ”American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company” and “American Honda Finance Corporat” were acceptable Legal Owner or Lien Holder Names for the Company.

In the event the Certificate of Title or Title Application were not available, we were instructed by the Company to utilize the Receipt for RD-108 Dealer Transaction, Notice of Lien, Confirmation of Lien Perfection, Perfected Title, Receipt for RD-101 Dealer’s Report of Sale, RD-101 Dealer’s Report of Sale, Notice of Security Interests, Application for Registration of New Vehicle, Guarantee of Title or Manufacturer’s Certificate of Origin to compare Legal Owner or Lien Holder Name. In addition, the Company instructed us to utilize the Title Report from the third-party title administrator if the Title Application stated that the title was electronically filed.

The information regarding the Selected Receivables was found to be in agreement with the respective information on the Receivable File Documents. Based on the results of the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from our procedures.

Honda Auto Receivables 2015-4 Owner Trust, Asset Backed Notes

October 2, 2015

We were not engaged to, and did not, conduct an audit, examination or review, the objectives of which would be the expression of an opinion or conclusion on the Data File or the Receivables. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on methodologies and information included in the Data File or provided by the Company, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Receivable File Documents, the Data File, or data and documents furnished to us by the Company which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of American Honda Finance Corporation, Citigroup Global Markets, Inc., Deutsche Bank Securities Inc., and SMBC Nikko Securities America, Inc. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but who may have access to this report as required by law or regulation.

October 2, 2015

THE FOLLOWING PAGE CONSTITUTES EXHIBIT A.

Exhibit A
The Selected Receivables

Selected Receivable #	Receivable #	Selected Receivable #	Receivable #	Selected Receivable #	Receivable #	Selected Receivable #	Receivable #	Selected Receivable #	Receivable #
1	20154001	61	20154061	121	20154121	181	20154181	241	20154241
2	20154002	62	20154062	122	20154122	182	20154182	242	20154242
3	20154003	63	20154063	123	20154123	183	20154183	243	20154243
4	20154004	64	20154064	124	20154124	184	20154184	244	20154244
5	20154005	65	20154065	125	20154125	185	20154185	245	20154245
6	20154006	66	20154066	126	20154126	186	20154186	246	20154246
7	20154007	67	20154067	127	20154127	187	20154187	247	20154247
8	20154008	68	20154068	128	20154128	188	20154188	248	20154248
9	20154009	69	20154069	129	20154129	189	20154189	249	20154249
10	20154010	70	20154070	130	20154130	190	20154190	250	20154250
11	20154011	71	20154071	131	20154131	191	20154191	251	20154251
12	20154012	72	20154072	132	20154132	192	20154192	252	20154252
13	20154013	73	20154073	133	20154133	193	20154193	253	20154253
14	20154014	74	20154074	134	20154134	194	20154194	254	20154254
15	20154015	75	20154075	135	20154135	195	20154195	255	20154255
16	20154016	76	20154076	136	20154136	196	20154196	256	20154256
17	20154017	77	20154077	137	20154137	197	20154197	257	20154257
18	20154018	78	20154078	138	20154138	198	20154198	258	20154258
19	20154019	79	20154079	139	20154139	199	20154199	259	20154259
20	20154020	80	20154080	140	20154140	200	20154200	260	20154260
21	20154021	81	20154081	141	20154141	201	20154201	261	20154261
22	20154022	82	20154082	142	20154142	202	20154202	262	20154262
23	20154023	83	20154083	143	20154143	203	20154203	263	20154263
24	20154024	84	20154084	144	20154144	204	20154204	264	20154264
25	20154025	85	20154085	145	20154145	205	20154205	265	20154265
26	20154026	86	20154086	146	20154146	206	20154206	266	20154266
27	20154027	87	20154087	147	20154147	207	20154207	267	20154267
28	20154028	88	20154088	148	20154148	208	20154208	268	20154268
29	20154029	89	20154089	149	20154149	209	20154209	269	20154269
30	20154030	90	20154090	150	20154150	210	20154210	270	20154270
31	20154031	91	20154091	151	20154151	211	20154211	271	20154271
32	20154032	92	20154092	152	20154152	212	20154212	272	20154272
33	20154033	93	20154093	153	20154153	213	20154213	273	20154273
34	20154034	94	20154094	154	20154154	214	20154214	274	20154274
35	20154035	95	20154095	155	20154155	215	20154215	275	20154275
36	20154036	96	20154096	156	20154156	216	20154216	276	20154276
37	20154037	97	20154097	157	20154157	217	20154217	277	20154277
38	20154038	98	20154098	158	20154158	218	20154218	278	20154278
39	20154039	99	20154099	159	20154159	219	20154219	279	20154279
40	20154040	100	20154100	160	20154160	220	20154220	280	20154280
41	20154041	101	20154101	161	20154161	221	20154221	281	20154281
42	20154042	102	20154102	162	20154162	222	20154222	282	20154282
43	20154043	103	20154103	163	20154163	223	20154223	283	20154283
44	20154044	104	20154104	164	20154164	224	20154224	284	20154284
45	20154045	105	20154105	165	20154165	225	20154225	285	20154285
46	20154046	106	20154106	166	20154166	226	20154226	286	20154286
47	20154047	107	20154107	167	20154167	227	20154227	287	20154287
48	20154048	108	20154108	168	20154168	228	20154228
49	20154049	109	20154109	169	20154169	229	20154229
50	20154050	110	20154110	170	20154170	230	20154230
51	20154051	111	20154111	171	20154171	231	20154231
52	20154052	112	20154112	172	20154172	232	20154232
53	20154053	113	20154113	173	20154173	233	20154233
54	20154054	114	20154114	174	20154174	234	20154234
55	20154055	115	20154115	175	20154175	235	20154235
56	20154056	116	20154116	176	20154176	236	20154236
57	20154057	117	20154117	177	20154177	237	20154237
58	20154058	118	20154118	178	20154178	238	20154238
59	20154059	119	20154119	179	20154179	239	20154239
60	20154060	120	20154120	180	20154180	240	20154240

(*)	The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.